UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 16, 2007

                           MONDEO INVESTMENTS, INC.
         (Name of Small Business Issuer as specified in its charter)

           Delaware                  0-52199
(State or other jurisdiction of  (Commission File       (IRS Employer
 incorporation or organization)       Number)       Indentification Number)

                                c/o William Tay
                                P.O. Box 42198
                       Philadelphia, Pennsylvania 19101

            (Address of principal executive offices and zip code)

  Company's telephone number, including area code:      (215) 359-2163

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or before February 28, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated February 16, 2007 (the "Agreement"), Mr. David Webb, or its assigns Results Capital Group of 324 Datura Street, W. Palm Beach, Florida 33401 ("Webb-RCG") will purchase 1,390,000 shares (the "Shares") of Mondeo Investments, Inc., a Delaware corporation (the "Company" or "Registrant"), common stock from Mr. William Tay, the sole shareholder, officer and director of the Company, in a private purchase transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, Webb-RCG will purchase 1,390,000 shares of the Company's common stock from William Tay, the sole shareholder, officer and director of the Company. The total of 1,390,000 shares represents 100% of the Company's issued and outstanding common stock. Immediately after the Closing, Results Capital Group will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on February 28, 2007 (the "Closing Date," as defined in the Agreement):

- William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective February 28, 2007.

- David Webb will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of February 28, 2007.

- William Tay will then resign as a member of the Board of Directors of the Company.

In connection with this change in control, effective February 28, 2007, the Company's new address will be at c/o Results Capital Group, 324 Datura Street, West Palm Beach, FL 33401. The telephone number at this location is (561) 346-5905.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay will resign as the Company's Director effective February 28, 2007. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective February 28, 2007.

David Webb will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director effective on February 28, 2007.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.

             99.1   Resignation from William Tay dated February 21, 2007.








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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       MONDEO INVESTMENTS, INC.


                                       By: /s/ William Tay
                                       ------------------------------------
                                       Name:  William Tay
                                       Title: President and Chief executive
                                              Officer


Date: February 21, 2007

                                                                   EXHIBIT 99.1

                                  William Tay
                                P.O. Box 42198
                            Philadelphia, PA 19101


February 21, 2007

Attn: David Webb
c/o Result Capital Group
Mondeo Investments, Inc.
324 Datura Street
W. Palm Beach, FL 33401

Dear Sirs:

I hereby resign (to be effective as discussed below) as Director, President, Secretary and Treasurer of Mondeo Investments, Inc., a Delaware corporation (the "Company").

My resignation will be effective immediately following the consummation of the Share Purchase Agreement, dated February 16, 2007, between William Tay and David Webb.

My resignation is not due to any disagreement with the Company on any matter relating to the Company's operations, policies, practices, or otherwise.

Further, I confirm that I have no claim against the Company whether in respect of remuneration, severance payments, pensions, expenses or compensation for loss of office or in any other respect whatsoever.

Yours faithfully,

/s/ William Tay
--------------------------
William Tay